UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2008
                               (November 14, 2008)

                          ARC Wireless Solutions, Inc.

             (Exact name of registrant as specified in its charter)

            Utah                     000-18122               87-0454148

(State or other jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                 Identification Number)
                             10601 West 48th Avenue
                        Wheat Ridge, Colorado 80033-2285

                    (Address of principal executive offices)

                                  303-421-4063
                         (Registrant's Telephone Number)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure.

On November 14, 2008 the Company issued a press release entitled "ARC Wireless Solutions, Inc. Postpones November 19, 2008 Annual Meeting." A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with the General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by referenced in any filing.

ITEM 9.01         Exhibits

99.1 Press release dated November 14, 2008 titled "ARC Wireless Solutions, Inc. Postpones November 19, 2008 Annual Meeting."



                                    * * * * *


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            ARC WIRELESS SOLUTIONS, INC.

Date: November 14, 2008                     By:  /s/  Monty R. Lamirato
                                              -------------------------
                                              Monty R. Lamirato
                                              Chief Financial Officer

                                  Exhibit Index


99.1 Press release dated November 14, 2008 titled "ARC Wireless Solutions, Inc. Postpones November 19, 2008 Annual Meeting."